Ex-99

CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation directly or by reference in this Form 8-K of Investors Real Estate Trust ("IRET") our Independent Auditor's Report of Consolidated Financial Statements for T.F. Company and Subsidiaries for the period October 1, 2001, through September 30, 2002, attached as Schedule 3.12 of the Agreement and Plan of Reorganization by and Among Investors Real Estate Trust, IRET, Inc. and T.F. James Company dated January 31, 2003.

/S/ OLSEN THIELEN & CO., LTD.
St. Paul, Minnesota
January 30, 2003